ALLIANZ VARIABLE INSURANCE PRODUCTS FUND OF FUNDS TRUST
(the “Trust”)
AZL MVP FusionSM Dynamic Balanced Fund
AZL MVP FusionSM Dynamic Conservative Fund
AZL MVP FusionSM Dynamic Moderate Fund
 (each a “Fund”, and together the “Funds”)

Supplement dated December 28, 2020
 to the Prospectus and Statement of Additional Information dated May 1, 2020

This supplement updates certain information contained in the prospectus and statement of additional information (“SAI”) and should be attached to the prospectus and SAI and retained for future reference.

At a meeting held September 15, 2020, the Board approved a management fee reduction for the Funds, effective January 1, 2021. Accordingly, the following disclosure is added to the SAI in the section, “The Manager”:
The Manager and the Funds listed below have entered into a written agreement, effective January 1, 2021, whereby the Manager has voluntarily reduced the management fee to the rates shown below.  These reductions may not be increased or terminated prior to April 30, 2022.
Name of Fund	Management Fee
AZL MVP Fusion Dynamic Balanced Fund	0.15% on all assets
AZL MVP Fusion Dynamic Conservative Fund	0.15% on all assets
AZL MVP Fusion Dynamic Moderate Fund	0.15% on all assets

In addition, at a meeting held December 8, 2020, the Board of Trustees of the Trust approved changes to the investment strategy of each Fund, pursuant to which the Manager will no longer utilize the dynamic asset allocation process to help determine appropriate asset allocations for the Funds among the underlying funds. The Manager will continue to utilize a longer-term strategic asset allocation process to help determine appropriate asset allocations for the Funds among the underlying funds, as described in the prospectus.
Accordingly, effective on or about February 1, 2021, the prospectus for each Fund will be revised to delete any reference to dynamic asset allocation. Further, the prospectus and SAI for each Fund will be revised to reflect that the name of each Fund is changed to remove “Dynamic,” as follows:
AZL MVP Fusion Dynamic Balanced Fund is changed to “AZL MVP Fusion Balanced Fund”
AZL MVP Fusion Dynamic Conservative Fund is changed to “AZL MVP Fusion Conservative Fund”
AZL MVP Fusion Dynamic Moderate Fund is changed to “AZL MVP Fusion Moderate Fund”

  AZL-002-0520